Exhibit 99.1
Verde Clean Fuels, Inc. Reports Q2 2025 Results

HOUSTON – August 13, 2025 - Verde Clean Fuels, Inc. (“Verde” or “the Company”) (NASDAQ: VGAS) today reported results for the second quarter and first half of 2025.
“We continue to advance our plans to deploy our proprietary liquid fuels processing technology through the development of commercial production plants. To this end, we also continue to advance front-end engineering and design ("FEED") for the Permian Basin project, a proposed natural gas-to-gasoline plant to be jointly developed with Cottonmouth, a wholly owned subsidiary of Diamondback. The proposed plant would utilize our technology and associated natural gas from Diamondback’s operations. We also continue to identify and evaluate other potential opportunities to deploy our technology while remaining disciplined with our resources,” said Ernest Miller, CEO of Verde.
For the three months ended June 30, 2025, the Company recorded a net loss of $(2.5) million and diluted net loss per share of Class A common stock of $(0.07). For the six months ended June 30, 2025, the Company recorded a net loss of $(5.2) million and diluted loss per share of Class A common stock of $(0.15). The Company’s net loss for the three and six months ended June 30, 2025 was primarily due to ongoing general and administrative expenses.
As of June 30, 2025, the Company had cash and cash equivalents of $62.1 million and no debt. Also as of June 30, 2025, the Company had capitalized $2.2 million of FEED costs related to the proposed Permian Basin project, net of amounts reimbursable under the joint development agreement between Verde and Cottonmouth.
About Verde Clean Fuels, Inc.
Verde is a clean fuels company focused on the deployment of its innovative and proprietary liquid fuels processing technology through development of commercial production plants. Verde's synthesis gas ("syngas")-to-gasoline plus (STG+®) process converts syngas, derived from diverse feedstocks, into fully finished liquid fuels that require no additional refining. Verde is currently focused on opportunities to convert associated natural gas into gasoline, which is expected to provide a market for such natural gas with the added potential benefits of flare mitigation and production of gasoline with a lower carbon intensity than conventional gasoline.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding the Company’s expectations and any future financial performance, the Company’s strategy, future operations, financial position, prospects, plans, goals and objectives of management are forward-looking statements. The words “could,” “should,” “would,” “will,” “aim,” “may,” “focus,” “believe,” “anticipate,” ”intend,” “estimate,” “expect,” “advance,” ”project,” “plan,” “potential,” "goal,” “strategy,” “proposed,” “positions,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. These risks and uncertainties include, but are not limited to: changes in general economic, financial, legal, political and business conditions; changes in domestic and foreign markets; the failure of Verde to develop its first commercial facility, whether due to the inability to obtain the required financing or for any other reason; the failure of Verde to develop any additional commercial facility for any reason; the risks and uncertainties relating to the implementation of Verde’s business strategy and the timing of any business milestone; and delays in acquisition, financing, construction and development of any potential projects. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov.

Contacts

Investor Relations:
Caldwell Bailey (ICR)
verdeIR@icrinc.com

Media Relations:
Juliet Fisher (Merchant)
juliet@merchant.agency

VERDE CLEAN FUELS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
General and administrative expenses	$3,094,320	$2,988,774	$6,091,842	$5,778,150
Research and development expenses	145,242	173,020	328,548	258,855
Total operating loss	3,239,562	3,161,794	6,420,390	6,037,005

Other (income)	(665,363)	(316,208)	(1,195,606)	(662,336)
Loss before income taxes	(2,574,199)	(2,845,586)	(5,224,784)	(5,374,669)
Income tax (benefit) expense	(28,200)	(13,866)	24,800	(13,866)
Net loss	$(2,545,999)	$(2,831,720)	$(5,249,584)	$(5,360,803)
Net loss attributable to noncontrolling interest	$(1,285,869)	$(1,928,013)	$(2,742,743)	$(3,684,725)
Net loss attributable to Verde Clean Fuels, Inc.	$(1,260,130)	$(903,707)	$(2,506,841)	$(1,676,078)

Earnings per share
Weighted average Class A common stock outstanding, basic and diluted	18,836,078	6,297,162	16,833,316	6,235,439
Loss per share of Class A common stock	$(0.07)	$(0.14)	$(0.15)	$(0.27)

VERDE CLEAN FUELS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of
	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$62,054,765	$19,044,067
Restricted cash	100,000	100,000
Accounts receivable – other	1,009,197	226,157
Prepaid expenses and other current assets	809,318	804,186
Total current assets	63,973,280	20,174,410

Non-current assets:
Property, plant and equipment, net	2,315,784	1,096,270
Intellectual property and patented technology	1,925,151	1,925,151
Operating lease right-of-use assets, net	351,754	215,806
Deposits	160,669	160,669
Total non-current assets	4,753,358	3,397,896
Total assets	$68,726,638	$23,572,306

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,814,373	$734,374
Accrued liabilities	751,223	1,907,165
Operating lease liabilities	328,198	153,917
Other current liabilities	39,252	15,129
Total current liabilities	2,933,046	2,810,585

Non-current liabilities:
Operating lease liabilities	45,742	78,245
Total non-current liabilities	45,742	78,245
Total liabilities	2,978,788	2,888,830
Commitments and Contingencies

Stockholders’ equity
Class A common stock, par value $0.0001 per share, 22,049,621 and 9,549,621 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	2,205	955
Class C common stock, par value $0.0001 per share, 22,500,000 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	2,250	2,250
Additional paid in capital	62,797,055	37,502,903
Accumulated deficit	(29,763,927)	(27,257,086)
Noncontrolling interest	32,710,267	10,434,454
Total stockholders’ equity	65,747,850	20,683,476
Total liabilities and stockholders’ equity	$68,726,638	$23,572,306